Exhibit 10.1

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

This Amendment No. 1 to Purchase Agreement (this “Amendment”) dated this 1st day of March, 2022, by and among SunHydrogen, Inc., a Nevada corporation (the “Company”) and GHS Investments, LLC, a Nevada limited liability company (the “Investor”).

WHEREAS, the Company and the Investor are party to a purchase agreement, dated February 4, 2021 (the “Purchase Agreement”);

WHEREAS, the Company and the Investor desire to amend the Purchase Agreement as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.       The definition of the “Maturity Date” under the Purchase Agreement is hereby amended to be March 31, 2022.

2.       Except as modified herein, the terms of the Purchase Agreement shall remain in full force and effect.

3.       This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SUNHYDROGEN, INC.

By: /s/ Timothy Young

Name: Timothy Young

Title: Chief Executive Officer

GHS INVESTMENTS, LLC

By: /s/ Sarfraz Hajee

Name: Sarfraz Hajee

Title: Member